Filed Pursuant to Rule 485(a)

Registration No.        2-71299

811-3153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No. Post-Effective Amendment No. 208	____ X
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 214	X X

RUSSELL INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

1301 Second Avenue, 18th Floor, Seattle, Washington	98101
(Address of Principal Executive Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 206/505-7877

Mary Beth Rhoden Albaneze Associate General Counsel Russell Investment Company 1301 Second Avenue, 18th Floor Seattle, Washington 98101 206-505-4846	John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 617-728-7111

(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

( )	immediately upon filing pursuant to paragraph (b)
( )	on , pursuant to paragraph (b)
( )	60 days after filing pursuant to paragraph (a)(1)
( )	on , pursuant to paragraph (a)(1)
( X )	75 days after filing pursuant to paragraph (a)(2)
( )	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Russell Funds

Preliminary Prospectus dated February 25, 2015

Prospectus dated [                    ], 2015

Fund	A	C	E	S
Russell Tax Exempt High Yield Bond Fund	[ ]	[ ]	[ ]	[ ]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.	800-787-7354

RISK/RETURN SUMMARY

RUSSELL TAX EXEMPT HIGH YIELD BOND FUND

Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income that is exempt from federal tax, and as a secondary objective, total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 25 and 27, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
Advisory Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.47%	0.72%	0.72%	0.47%
Total Annual Fund Operating Expenses	1.22%	1.97%	1.22%	0.97%
Less Fee Waivers and Expense Reimbursements	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Net Annual Fund Operating Expenses	0.93%	1.68%	0.93%	0.68%

#	Until February 28, 2017, Russell Investment Management Company (“RIMCo”) has contractually agreed to waive up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.48% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

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Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
1 Year	$466	$171	$95	$70
3 Years	$720	$591	$359	$281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new and has no Shares outstanding, it does not have a portfolio turnover rate at this time.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. The Fund invests principally in municipal debt obligations providing federal tax-exempt interest income, but may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the interest on which is subject to the alternative minimum tax. The Fund generally intends to invest a substantial portion of its assets in medium- to low-quality municipal debt securities including municipal debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a nationally recognized statistical rating organization (“NRSRO”). The Fund generally expects to invest between 30% and 60% of its assets in municipal debt securities that are rated below investment grade by one or more NRSROs (commonly referred to as “high-yield” or “junk bonds”), including those in default, or in unrated securities judged to be of comparable quality. The Fund may invest in industrial development bonds. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own expertise in the municipal debt securities market. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo may use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling, or utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposures. A portion of the Fund’s net assets may be “illiquid” securities. The Fund may invest in commercial paper. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may enter into repurchase agreements. The Fund usually, but not always, seeks to offset all or a portion of the lack of duration and market exposure of the Fund’s cash reserves by investing in pre-refunded municipal bonds to provide the Fund with longer duration exposure. RIMCo may choose to invest in pre-refunded municipal bonds to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Fund.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIMCo or the Fund’s money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s risk/return profile may

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prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.

•

Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•

Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund’s overall exposures, may cause the Fund’s returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

•

Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.

•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•

Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.

•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.

•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.

•

Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.

•

Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•

Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

•

Illiquid Securities. An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.

•

Large Redemptions. The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

•

Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the

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value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

•

Alternative Minimum Tax Risk. The Fund may invest up to 20% of its net assets in municipal bonds the interest on which may be subject to the federal alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax could earn a lower after-tax return.

•

New Fund Risk. The Fund is a new Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. The high current income portion of the Fund’s investment objective may not be achieved during the initial period following the Fund’s launch.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

•	Goldman Sachs Asset Management, L.P.
•	MacKay Shields LLC

Portfolio Manager

Kevin Lo, a Portfolio Manager has primary responsibility for the management of the Fund. Mr. Lo has managed the Fund since the Fund’s inception.

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ADDITIONAL INFORMATION

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Class E and S Shares of the Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares. The Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Fund’s Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Fund (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by the Fund or a Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Fund’s Prospectus.

Taxes

The Fund intends to distribute tax-exempt income. The Fund intends to meet certain federal tax requirements so that it will continue to qualify to pay “exempt-interest dividends,” which are exempt from federal income tax. However, a portion of the dividends may be treated as ordinary income and may be subject to federal income tax.

For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Fund’s Prospectus.

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MANAGEMENT OF THE FUND

The Fund’s investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2014, managed over $43.8 billion in 48 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell is an indirect subsidiary of London Stock Exchange Group plc (“LSEG”). LSEG is a diversified international market infrastructure and capital markets business.

LSEG completed the acquisition of Russell on December 2, 2014. In connection with the transaction, LSEG announced it was conducting a comprehensive review of the investment management business of Russell (“Russell Investment Management”) to determine its positioning and fit with LSEG. On February 5, 2015, LSEG announced (i) that it had concluded the comprehensive review of Russell Investment Management; (ii) that after careful consideration, the conclusion of the comprehensive review was to explore a sale of Russell Investment Management in its entirety; and (iii) that a sale process (the “Sale Process”) would commence. According to LSEG’s announcement, the comprehensive review focused principally on assessing the strategic fit of Russell Investment Management with LSEG’s long term strategy.

Based upon the information received to date from LSEG and Russell, the Fund is not able at this time to determine whether the Sale Process will result in a sale of Russell Investment Management or what the terms and conditions of any resulting sale would be; the length of time that the Sale Process will entail; or the impact, if any, to the Fund of the determination by LSEG to conduct the Sale Process. Pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), a sale of Russell Investment Management by LSEG will cause the termination of the investment advisory agreements between RIMCo and the Fund. In connection with any such sale, the Board of Trustees of the Fund and shareholders of the Fund would have the opportunity to consider the approval of a new advisory agreement with RIMCo on behalf of the Fund. Such an approval would be required for RIMCo to continue in its capacity as “investment adviser” to the Fund as such term is defined in the 1940 Act.

The Russell Investment Company Funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (“RFS” or the “Distributor”). Most RIC Funds are designed to be used within multi-asset portfolios to gain exposure to a globally diverse mix of asset classes and styles and to combine traditional securities, such as equities and bonds, with non-traditional approaches, such as alternative investments. Russell’s multi-asset approach combines diversification, research and selection of unaffiliated money managers and dynamic portfolio management. Russell uses its core capabilities (capital markets insights, manager research, portfolio construction, portfolio implementation and Indexes) to manage the Fund by combining various money managers and strategies into a single Fund.

Most Fund assets are invested using a “multi-style, multi-manager diversification” technique. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the Fund. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund’s overall exposures. Subject to the approval of the Fund’s Board of Trustees, RIMCo selects, oversees and evaluates the performance results of the Fund’s money managers and allocates most Fund assets among multiple money manager investment strategies. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo does not evaluate the investment merits of a money manager’s individual security selections or recommendations. Money managers are unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall portfolio characteristics to seek to achieve the desired risk/return profile for the Fund. RIMCo may also manage portions of the Fund during transitions between money managers.

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The Fund’s administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo. RFSC, in its capacity as the Fund’s administrator, provides or oversees the provision of all administrative services for the Fund. The Fund’s custodian, State Street Bank and Trust Company, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. RFSC, in its capacity as the Fund’s transfer agent, is responsible for maintaining the Fund’s shareholder records and carrying out shareholder transactions. As described above, the Fund conducts its business through a number of service providers who act on its behalf. When the Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo’s employee who manages the Fund, oversees the money managers of the Fund and has primary responsibility for the management of the Fund (the “RIMCo Manager”) is:

•

Kevin Lo, Portfolio Manager since November 2013. Mr. Lo was an Associate Portfolio Manager from November 2011 to November 2013. From August 2011 to November 2011, Mr. Lo was a Senior Portfolio Analyst. From September 2008 to August 2011, Mr. Lo was a Portfolio Analyst. Mr. Lo has primary responsibility for the management of the Russell Tax Exempt High Yield Bond Fund.

Please see the Fund’s Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Fund.

The Fund’s advisory fee as a percentage of average daily net assets is 0.50%.

The Fund generally invests its cash in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between RIMCo and the Fund will be available in the Fund’s annual report to shareholders covering the period ended October 31, 2015.

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten RIC Funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the 1940 Act, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten RIC Funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the Funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of the allegedly excessive compensation or payments received from these ten RIC Funds and earnings that would have accrued to the plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo intends to vigorously defend the actions.

THE MONEY MANAGERS

RIMCo allocates most of the Fund’s assets among multiple money manager investment strategies. Money managers are unaffiliated with RIMCo and are listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of the Fund’s assets. Each money manager must operate within the Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on the Fund’s investment program, RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Fund’s multi-manager structure, RIMCo is responsible for oversight of

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the services provided by the Fund’s money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Fund received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board, without a shareholder vote. The Fund is required to notify its shareholders within 90 days after a money manager begins providing services. The Fund selects money managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of the Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the 1940 Act. Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund.

RIMCo or the money managers may or may not use all of the securities and investment strategies listed below. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Fund. The Fund may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Fund.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income that is exempt from federal tax, and as a secondary objective, total return.

Principal Investment Strategies

The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. This fundamental policy can only be changed by a vote of the shareholders of the Fund. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests principally in municipal debt obligations providing federal tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the interest on which is subject to the alternative minimum tax. Some of the Fund’s earnings may be subject to federal income tax and most may be subject to state and local taxes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund’s overall exposures.

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The Fund employs multiple money managers unaffiliated with RIMCo, each with its own expertise in the municipal debt securities market. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/or, as described below, assets which may be managed directly by RIMCo to actively manage the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo may also manage portions of the Fund during transitions between money managers.

When determining how to allocate the Fund’s assets among itself and the money managers, RIMCo considers a variety of factors. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. RIMCo also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk.

The Fund generally intends to invest a substantial portion of its assets in medium- to low-quality municipal debt securities (including below investment grade municipal debt securities) as rated by one or more nationally recognized statistical rating organizations (“NRSROs”) (municipal debt securities rated BBB+ or lower by Standard &Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Baa1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)), or, if unrated, judged to be of comparable quality, including municipal debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an NRSRO (“distressed securities”). The Fund reserves the right to invest a lesser amount of its net assets in medium to low-quality municipal debt securities if it is determined that there is insufficient supply of such obligations available for investment.

The Fund generally expects to invest between 30% and 60% of its assets in municipal debt securities that are rated below investment grade by one or more NRSROs (municipal debt securities rated below BBB- by S&P or Fitch, or below Baa3 by Moody’s) and commonly referred to as “high-yield” or “junk bonds”), including those in default, or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest in commercial paper.

The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes).

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

RIMCo may manage assets directly to actively manage the Fund’s overall exposures (such as sector, industry, credit exposure, yield curve positioning or interest rates) by investing in securities or other instruments that RIMCo believes

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will achieve the desired risk/return profile for the Fund. RIMCo monitors the Fund’s risk/return profile by assessing Fund characteristics, including risk, using a variety of measurements, such as duration, and may seek to actively manage Fund exposures consistent with the Fund’s investment objectives and strategies. Fund exposures may be managed with the goal to increase or decrease exposures or to offset undesired relative over- or under-weights in order to seek to achieve the desired risk/return profile for the Fund. RIMCo may use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling, or utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposures. Based on this, for the portion of the Fund’s assets directly managed by RIMCo, RIMCo may invest in fixed income securities, derivatives (including swaps, forwards and futures) and pooled investment vehicles to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions. RIMCo may also reallocate assets among money managers or increase cash reserves to manage Fund exposures.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIMCo may increase or decrease the Fund’s cash reserves to seek to achieve the desired risk/return profile for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by asset allocation programs. RIMCo invests the Fund’s cash in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Dividends from the Fund’s investments in the unregistered fund and other taxable instruments are treated as taxable income by the Fund’s shareholders.

The Fund usually, but not always, seeks to offset all or a portion of the lack of duration and market exposure of the Fund’s cash reserves by investing in pre-refunded municipal bonds to provide the Fund with longer duration exposure. RIMCo may choose to invest in pre-refunded municipal bonds to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Fund. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if the security is no longer consistent with the Fund’s investment strategies.

Non-Principal Investment Strategies

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

The Fund may invest in pooled investment vehicles, including other investment companies and exchange traded funds.

The Fund may participate in tender option bond programs in which the Fund deposits an underlying municipal bond in a trust created by a sponsor (usually a broker dealer). The trust then issues and sells short-term floating rate securities with a fixed principal amount that represents a senior interest in the underlying municipal bond to third parties. The trust sells the inverse floater, which represents a residual, subordinate interest in the underlying municipal bond, to the Fund.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash to the performance of appropriate markets.

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RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The following table lists the types of principal and non-principal risks the Fund is subject to. Please refer to the discussion following the chart and the Fund’s Statement of Additional Information for a discussion of risks associated with types of securities held by the Fund and the investment practices employed by the Fund.

Principal Risks	Non-Principal Risks

• Multi-Manager Approach

• Active Management Risk

• Security Selection

• Management of Fund Exposures

• Index-Based Investing

• Fixed Income Securities Risk

• Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)

• Government Issued or Guaranteed Securities, U.S. Government Securities

• Municipal Obligations

• Money Market Securities (Including Commercial Paper)

• Credit and Liquidity Enhancements

• Repurchase Agreements

• Puts, Stand-by Commitments and Demand Notes

• Counterparty Risk

• Illiquid Securities

• Liquidity Risk

• Large Redemptions

• Global Financial Markets Risk

• Cash Management

• Distressed Securities

• Alternative Minimum Tax Risk

• New Fund Risk

• Asset-Backed Commercial Paper • Tender Option Bonds • Derivatives (Futures Contracts, Options and Swaps) • Securities of Other Investment Companies • Operational Risk

In order to determine which risks are principal or non-principal risks for the Fund, please refer to the table above.

Multi-Manager Approach

While the investment styles employed by the Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the Fund’s multiple money managers may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The success of the Fund’s investment strategy depends on, among other things, both RIMCo’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.

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Active Management Risk

Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve the Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Investments in the Fund could be lost or the Fund could underperform other investments.

•	Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in the Fund’s portfolio may not perform as RIMCo or the Fund’s money managers expect. Security or instrument selection risk may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•	Management of Fund Exposures

There is no guarantee that RIMCo will effectively assess the Fund’s overall exposures and it is possible that its judgments regarding the Fund’s risk/return profile may prove incorrect. In addition, actions taken to manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. To seek to actively manage the Fund’s overall exposures, RIMCo may use index-based strategies, including index replication and optimized index sampling. For more information about these strategies, see the Index-Based Investing risk in this Prospectus. RIMCo may also use quantitative models in the management of the Fund’s exposures. Quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. The models may also be flawed and may cause the Fund to underperform other funds with similar objectives and strategies.

Index-Based Investing

The Fund may use index-based strategies, including index replication and optimized index sampling, for certain purposes, including actively managing the Fund’s overall exposures. Index replication strategies seek to purchase the securities in an index or a blend of indexes (the “reference index”) in order to track the reference index’s performance. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index in order to achieve desired Fund exposures. Unlike index replication strategies, optimized index sampling strategies do not seek to fully replicate the reference index and the Fund may not hold all the securities and may hold securities not included in the reference index. The Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of the Fund’s portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. Additionally, expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Credit and default risk which is the risk that the Fund could lose money if

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the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (iv) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money; and (v) LIBOR risk which is the risk that artificially low submissions to the London Interbank Offered Rate (“LIBOR”) rate setting process during the global financial crisis could adversely affect the interest rates on securities whose payments were determined by reference to LIBOR. According to various reports, certain financial institutions routinely made these submissions as early as 2005 and throughout the global financial crisis. This conduct may have adversely affected the interest rates on certain securities held by the Fund, and any future similar developments could, in turn, reduce the value of such securities. In addition, certain fixed income transactions may give rise to a form of leverage including, among others, when-issued, delayed delivery or forward commitment transactions, reverse repurchase agreements, dollar rolls and other transactions that may be considered a form of borrowing. The Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. This may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Specific types of fixed income securities are also subject to additional risks which are described below.

•	Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

•	Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

•	Changes in the financial condition of their issuers;

•	Price fluctuations in response to changes in interest rates; and

•	Reduced liquidity compared to higher rated securities.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to the Fund.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

•	Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit, market and liquidity risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of

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such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect the Fund’s net asset value and/or the distributions paid by the Fund. Certain municipal obligations in which the Fund invests may pay interest that is subject to the alternative minimum tax.

To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by the Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

From time to time, the Fund may invest a substantial amount of its assets in municipal bonds the interest from which is paid from revenues of similar projects. If its investments are concentrated in this manner, the Fund will assume the legal and economic risks relating to such projects which may significantly impact the Fund’s performance. Additionally, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

The Fund may invest in various types of municipal securities that are subject to different risks. These risks may include the following:

•	General Obligation Bonds Risk. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•

Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments on revenue bonds, including industrial development bonds, depend on the money earned by the particular facility, or the amount of revenues derived from another source, and may be negatively affected by the general credit of the user of the facility.

•

Private Activities Bond Risk. Private activities bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.

•

Moral Obligation Bonds Risk. Moral obligations bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risk. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax) and that have a maturity that is generally one year or less. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, tax free commercial paper, project notes, variable rate demand notes, and tax free participation certificates. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Pre-Refunded Municipal Bonds Risk. In the event the Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.

•	Money Market Securities (Including Commercial Paper)

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to

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reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. The Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

•	Asset-Backed Commercial Paper

Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.

•	Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to the Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes the Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

•	Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by the Fund are not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

•	Puts, Stand-by Commitments and Demand Notes

Demand notes are obligations with the right to a “put.” Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short term municipal rates. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, the Fund may be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.

•	Tender Option Bonds

Tender option bonds are arrangements in which the Fund deposits an underlying municipal bond in a trust created by a sponsor (usually a broker dealer). The trust then issues and sells short-term floating rate securities with a fixed principal amount that represents a senior interest in the underlying municipal bond

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to third parties. The trust sells the inverse floater, which represents a residual, subordinate interest in the underlying municipal bond, to the Fund. The leverage provided by the related short-term floating rate security increases the sensitivity of an inverse floater to changes in interest rates and to the market value of the underlying municipal bond. As a result, changes in the value of the inverse floater are more significant than changes in the market value of the related underlying municipal bond. The inverse floater is also subject to the risk that, if short-term interest rates rise after the issuance of the inverse floater, the inverse floater will produce less current income and, in certain extreme cases, may pay no income. Further, tender option bonds typically provide for the automatic termination of a trust if certain adverse events occur, such as a credit ratings downgrade of the underlying municipal bond below a specified level or a decrease in the market value of the underlying municipal bond below a specified amount. In such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floater. However, the Fund, as the holder of the inverse floater, will generally receive proceeds of the sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities. This could result in a loss by the Fund of a substantial portion, and potentially all, of its investment in the inverse floater.

Derivatives (Futures Contracts, Options, and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks. Derivatives may also be used for leverage or to facilitate the implementation of an investment strategy. The Fund may also use derivatives to seek to manage portfolio risk.

Investments in a derivative instrument could lose more than the principal amount invested and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause the Fund to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes the Fund to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other investments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Participation in the options or futures markets, as well as the use of various swap instruments, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities or interest rate are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices or interest rates; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures

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contracts and options in which the Fund may invest. The Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund. Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Although the Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the pool’s obligations or the pool’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Fund needing to sell holdings at a disadvantageous time. The Fund may also be unable to close out its positions when desired.

Because the markets for certain derivative instruments are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIMCo or the money manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) required the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also required the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. The CFTC has not yet finalized the new CFTC-set limits so they are not yet in effect. Further regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of the Fund.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions,

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including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Securities of Other Investment Companies

If the Fund invests in other investment companies, including exchange traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. If the Fund has an investment in an illiquid security, it may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, the Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent the Fund trades in illiquid markets, it may be unable to dispose of or purchase securities at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Large Redemptions

Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before RIMCo or its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent the Fund is invested in a money market fund, recent regulatory changes relating to money market funds may subject the Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund may be used as an investment in asset allocation programs sponsored by certain Financial Intermediaries. The Fund may have a large percentage of its Shares owned through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its Shares.

Global Financial Markets Risk

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.

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The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention could also change the way in which the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. For example, uncertainty regarding the status of the euro could also create volatility in currency and the general financial markets, which may affect the liquidity and value of the Fund’s investments. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund’s investments in ways that are unforeseeable.

Furthermore, a country’s economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.

In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the financial downturn. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. In 2011, S&P lowered its long-term sovereign credit rating on the U.S., citing, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because the Fund may invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.

RIMCo will monitor developments in financial markets and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, RIC has established procedures to value instruments for which market prices may not be readily available.

Cash Management

The Fund may expose its cash to the performance of certain markets by purchasing fixed income securities and/or derivatives. This approach increases the Fund’s performance if the particular market rises in value and reduces the Fund’s performance if the particular market declines in value. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Distressed Securities

Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investments, or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund. In addition, as the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cyber security. A

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breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information or operational capacity or suffer data corruption. As a result, the Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. In addition, cyber security breaches of the Fund’s third party service providers or issuers in which the Fund invests may also subject the Fund to many of the same risks associated with direct cyber security breaches.

Alternative Minimum Tax Risk

The Fund may invest up to 20% of its net assets in municipal debt securities the interest on which may be subject to the federal alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax could earn a lower after-tax return.

New Fund Risk

The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. The high current income portion of the Fund’s investment objective may not be achieved during the initial period following the Fund’s launch. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by the Fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for the Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when the Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. Certain investment practices may increase the Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Fund performance. Because the Fund is new and has no Shares outstanding, it does not have a portfolio turnover rate at this time. The annual portfolio turnover rate for the Fund will be shown in the Financial Highlights tables in this Prospectus when it is available.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable
Monthly	Early in the following month

An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An

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additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a taxable dividend distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, taxable dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of the Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

ADDITIONAL INFORMATION ABOUT TAXES

Taxable distributions from the Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by the Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

Foreign exchange gain or loss arising from the Fund’s foreign currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.

If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, Real Estate Investment Trusts (“REIT”) distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from the Fund will qualify as qualified dividend income.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

The Fund does not make any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2015 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of

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U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Fund will qualify for the corporate dividends-received deduction. You should consult your tax professional with respect to the applicability of these rules.

The Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Fund invests in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax.

By law, the Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

Additional information on these and other tax matters relating to the Fund and its shareholders is included in the section entitled “Taxes” in the Fund’s Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Fund and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis, unless you request, in writing, another cost basis reporting methodology.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of the Fund on each business day on which Shares are offered or redemption orders are tendered. For the Fund, a business day is one on which the NYSE is open for regular trading. The Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is based on the Fund’s net asset value and is computed by dividing the current value of the Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Fund or a Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information. Information regarding the Fund’s current net asset value per Share is available at www.russell.com.

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Valuation of Portfolio Securities

The Fund values portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Fund. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC, RFSC’s Oversight Committee and the Fund’s custodian. However, the Board retains oversight over the valuation process.

Ordinarily, the Fund values each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Fund’s net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value. To the extent the Fund invests in frequently traded exchange listed securities, it will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. To the extent the Fund invests in foreign securities, it is likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Because the Fund invests in low rated debt securities, it is also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of significant events that could trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index; a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

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CHOOSING A CLASS OF SHARES TO BUY

The Fund offers more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment.

Comparing the Fund’s Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares

Initial Sales Charge	Up to 3.75%; reduced, waived or deferred for large purchases and certain investors

Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Fund’s Distributor

Annual 12b-1 Fees	0.25% of average daily assets

Annual Shareholder Service Fees	None

Class C Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	0.75% of average daily assets

Annual Shareholder Service Fees	0.25% of average daily assets

Class E Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	0.25% of average daily assets

Class S Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	None

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FRONT-END SALES CHARGES

Class C, E and S Shares

Class C, E and S Shares of the Fund are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Fund’s distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

Front-End Sales Charges	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	3.75	3.90	3.00
$50,000 but less than $100,000	3.50	3.63	2.75
$100,000 but less than $250,000	2.50	2.56	2.00
$250,000 but less than $500,000	2.00	2.04	1.60
$500,000 but less than $1,000,000	1.50	1.52	1.20
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund’s Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Fund’s Statement of Additional Information.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed. Your Financial Intermediary may require certain records, such as account statements, to verify that the purchase qualifies for a reduced front-end sales charge. Additionally, you should retain any records necessary to substantiate historical costs of your Class A Share purchases because the Fund, RFSC and your Financial Intermediary may not mention this information.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons

2.	Offers of Class A Shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise

3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEP IRAs and SIMPLE IRAs

4.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell Class A Shares of the Fund and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

5.	Accounts managed by a member of Russell Investments

6.	Shares purchased through accounts that are part of certain qualified fee-based programs

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Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of the Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

•	From a non-retirement account to an IRA or other individual retirement account

•	From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts, certain single participant retirement plan accounts, and SEP IRAs, SIMPLE-IRAs or similar accounts held in individual registration.

d.	Solely controlled business accounts

e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Fund held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

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Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Fund’s website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund’s Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge; however, you will pay a deferred sales charge of 1.00% upon redemption if you redeem the Class A Shares within one year of your original purchase.

The deferred sales charge may be waived on:

•	shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption

•	involuntary redemptions

•	redemptions of Class A Shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund offers multiple Classes of Shares in this Prospectus: Class A, Class C, Class E and Class S Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Fund’s Rule 12b-1 distribution plan. Under the distribution plan, the Fund’s Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Fund’s Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Fund’s Rule 12b-1 distribution plan and in the Fund’s shareholder services plan. Under the distribution plan, the Fund’s Class C Shares pay distribution fees of 0.75% annually for the sale and

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distribution of Class C Shares. Under the shareholder services plan, the Fund’s Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Fund’s Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Fund’s shareholder services plan. Under the shareholder services plan, the Fund’s Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Fund’s Class E Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Fund.

Class S Shares do not participate in either the Fund’s distribution plan or the Fund’s shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Fund’s Distributor with respect to Class A Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan. Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Fund’s Distributor with respect to Class C Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan and the Fund’s shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Fund’s Distributor with respect to Class E Shares of the Fund pursuant to the Fund’s shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, the Fund’s Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor or RIMCo.

The Fund’s Distributor may sponsor sales programs for its registered representatives in which cash incentives are offered to such registered representatives in connection with the sale of the Fund’s Shares by Financial Intermediaries over various periods of time. Such cash incentives would be paid from the Fund’s Distributor’s own resources.

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ADDITIONAL INFORMATION ABOUT HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E and Class S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class E or Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current/retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell Class E or Class S Shares of the Fund and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Fund generally does not have the ability to enforce these limitations on access to Class E or Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or Class S Shares available to those categories of investors listed above that qualify for access to Class E or Class S Shares. However, the Fund will not knowingly sell Class E or Class S Shares to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares of the Fund. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Fund’s Distributor or the Fund. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). The Fund will close early if the NYSE closes early. Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Fund on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries. Purchase orders must be received by the Fund or a Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

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For Class C, Class E and Class S Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Fund, may settle trades on the third business day following receipt by the Fund of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Fund (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.

Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you invest directly through the Fund and a foreign address is added onto your account, the Fund will not be able to accept additional purchases and will discontinue any automated purchases into the account.

Offering Dates and Times

Purchase orders must be received by the Fund or a Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund.

If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

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For Class C, Class E and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for the Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program, including any investment minimums. If you invest directly through the Fund, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between RIC Funds. Through your Financial Intermediary you may exchange Shares you own in the Fund for Shares of any other RIC Fund on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that RIC Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between RIC Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of the Fund for Shares of any other Class of Shares of the Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange or conversion if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange or conversion between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange or conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging or converting Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange or conversion in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class C, Class E or Class S Shares, and if you invest through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more RIC Funds and purchase Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

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RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Fund will apply these policies uniformly. The Fund discourages frequent purchases and redemptions of Fund Shares by Fund shareholders. The Fund does not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

The Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. The Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of the Fund’s portfolio or otherwise not be in the Fund’s best interests.

In the event that the Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Fund. Frequent traders and market-timers should not invest in the Fund. The Fund is intended for long-term investors. The Fund, subject to the limitations described below, takes steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

The Fund monitors for “substantive” round trip trades over a certain dollar threshold that the Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of the Fund within a rolling 60 day period. The Fund permits two substantive round trip trades within a 60 day period.

While the Fund monitors for substantive trades over a certain dollar threshold, the Fund may deem any round trip trade to be substantive depending on the potential impact to the Fund.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any fund advised by RIMCo will be permanently revoked.

If the Fund does not have direct access to the shareholder’s account to implement the purchase revocation, the Fund will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Fund may accept an alternate trading restriction reasonably designed to protect the Fund from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Fund from improper trading practices, must be approved by the Fund’s Chief Compliance Officer (“CCO”).

The Fund, through its agents, will use its best efforts to exercise the Fund’s right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Fund, the Fund may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Fund on a Financial Intermediary’s frequent trading policies must be approved by the Fund’s CCO after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Fund’s policies and procedures.

This policy will not apply to:

•	Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.

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•

Transactions in the Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.

•

Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of the Fund’s portfolio or are otherwise not in the Fund’s best interests.

•

Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Fund or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.

•	Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Fund considers the information available at the time and reserves the right to consider trading history in the Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. To the extent that the Fund uses hedging strategies to ensure that the Fund is fully invested, maintenance of a higher level of cash balances would not decrease the Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that the Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Fund that influences the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). The Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that the Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small capitalization equity securities may be traded infrequently, to the extent that the Fund invests significantly in small capitalization equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small capitalization portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Fund will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Fund has the authority to request and analyze data on shareholders in omnibus accounts and will use its best efforts to enforce the policy described above, there may be limitations on the ability of the Fund to detect and curtail frequent trading practices and the Fund may still not be able to completely eliminate the

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possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent frequent trading, there is no guarantee that the Fund or its agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any exceptions to this policy may only be made by the CCO after a determination that the transaction does not constitute improper trading or other trading activity that may be harmful to the Fund.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. The Fund will close early if the NYSE closes early. Any redemption requests received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that the Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by the Fund or a Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class C, Class E and Class S Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, the Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

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For Class C, Class E and Class S Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Fund receives a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after the Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after the Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Fund will always charge a fee when sending an international wire transfer. The Fund reserves the right to charge a fee when sending a domestic wire transfer for redemptions. The Fund does not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class C, Class E and Class S Shares: The Fund requires that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Fund to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class C, Class E and Class S Shares: The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

The Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

35

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, redemptions by a shareholder of up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period must be redeemed solely in cash unless otherwise agreed to by the redeeming shareholder. If operationally possible (typically only when the Fund is notified in advance of a large redemption), the Fund may, at its discretion, pay for any portion of a redemption exceeding such amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Fund to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Escheatment and Inactivity

For any accounts held directly at the Fund, the Fund will comply with all federal search and notification requirements, as defined in section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Fund is legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.

Furthermore, the Fund will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Fund, the Fund agent and/or its Financial Intermediary. The Fund is legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.

It is the intention of the Fund to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.

Uncashed Checks

For Class C, Class E and Class S Shares: Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to uncashed checks, the Fund may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Fund held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares

36

through a brokerage account, employee benefit plan or bank trust fund, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

37

FINANCIAL HIGHLIGHTS

No Class A, Class C, Class E or Class S Shares of the Fund were outstanding as of the date of this Prospectus.

38

MONEY MANAGER INFORMATION

The money managers are not affiliates of the Fund, RIMCo, RFSC or RFS other than as a result of their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Fund are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of the Fund or any particular rate of return.

The Fund may engage or terminate a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. A complete list of current money managers for the Fund can also be found at www.russell.com. Assets not allocated to money managers are managed by RIMCo.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282-2198.

MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10019.

When considering an investment in the Fund, do not rely on any information unless it is contained in this Prospectus or in the Fund’s Statement of Additional Information. The Fund has not authorized anyone to add any information or to make any additional statements about the Fund. The Fund may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Fund or in the Fund’s money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

39

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses table in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in that table:

•

If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

•

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Fund may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class E Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

•

“Acquired Fund Fees and Expenses” are indirect expenses borne by the Fund as a result of its investment in another fund or funds, including any subsidiary. If the fees payable by the Fund with respect to the investment of cash reserves are less than 0.01% of the Fund’s average net assets, they are included in “Other Expenses.”

•

“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.

•

In addition to the advisory and administrative fees payable by the Fund to RIMCo and RFSC, to the extent that the Fund invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo, it will bear indirectly a proportionate share of the Fund’s operating expenses, which include the administrative fees that the Russell U.S. Cash Management Fund pays to RFSC. The cash reserves for the Fund are invested in the Russell U.S. Cash Management Fund. The annual rate of administrative fees payable to RFSC on the cash reserves invested in the Russell U.S. Cash Management Fund is 0.05%.

40

For more information about the Fund, the following documents are available without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund.

The SAI is incorporated into this Prospectus by reference. You may obtain free copies of the Fund’s SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Fund at:

Russell Investment Company

P.O. Box 8420

Boston, MA 02266-8420

Telephone: 1-800-787-7354

The Fund’s SAI and annual and semiannual reports to shareholders are available, free of charge, on the Fund’s Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Fund. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.

Russell Investment Company’s SEC File No. 811-03153

36-08-498 (0215)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not a prospectus.

Subject to completion, dated February 25, 2015

RUSSELL INVESTMENT COMPANY

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

RUSSELL TAX EXEMPT HIGH YIELD BOND FUND

Non-Fund of Funds

[                 ], 2015

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios, including the Russell Tax Exempt High Yield Bond Fund, which is referred to as the “Fund.” RIC offers shares of beneficial interest (“Shares”) in the Fund in a separate Prospectus.

This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Fund’s Prospectus, dated [                ], 2015 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.

Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.

As of the date of this SAI, RIC is comprised of 39 Funds. This SAI relates to 1 of these Funds. The Fund presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Fund.

Fund	Class A		Class C		Class E		Class S
Russell Tax Exempt High Yield Bond Fund	[	]	[	]	[	]	[	]

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY.

RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or the Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. The Fund is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.

RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). The Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. The Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Fund.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Fund’s investment adviser is Russell Investment Management Company (“RIMCo” or the “Adviser”). The Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo.

Pursuant to a claim for an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain this exclusion, the Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that the Fund engages in transactions that require registration as a commodity pool operator in the future, the Fund will comply with applicable regulations. If the Fund registers as a commodity pool operator and operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

SHAREHOLDER MEETINGS.

RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of the Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular class, only Shares of that class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS.

The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. Because the Fund is new, there were no shares outstanding as of the date of this SAI.

TRUSTEES AND OFFICERS.

The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with RIC management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Fund’s service providers, including RIMCo, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Fund’s contracts with RIMCo and the money managers.

Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

The Board of Trustees is currently comprised of eight Trustees, one of whom, Sandra Cavanaugh, is an Interested Trustee. Sandra Cavanaugh is an officer of RIC and, thus, classified as an Interested Trustee. There are seven Independent Trustees on the Board, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Fund’s multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Fund’s money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and other representatives of the Fund’s senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objective. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the Fund’s share classes, the Fund’s distribution arrangements and the Fund’s manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist

Board oversight of (a) the integrity of the Fund’s financial statements, (b) RIC’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC’s independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Daniel P. Connealy and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2014, the Audit Committee held five meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Fund; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Fund as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Katherine W. Krysty and Sandra Cavanaugh. For the fiscal year ended October 31, 2014, the Investment Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister,

each of whom is an Independent Trustee. For the fiscal year ended October 31, 2014, the Nominating and Governance Committee held one meeting.

Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.

The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 39 funds, Russell Investment Funds (“RIF”), which has nine funds and Russell Exchange Traded Funds Trust (“RET”), which has no funds. Each of the Trustees is a trustee of RIC, RIF and RET. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.

Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC, RIF and RET • Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”) • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Director, RIMCo • Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)	48	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	48	None
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee,	48

•  Director, Avista Corp (electric utilities)

•  Until June 30, 2014, Director, Ecova (total energy and sustainability management)

•  Until December 31, 2013, Trustee, Principal Investors Funds (investment company)

•  Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

•  From April 2004 through December 2012, Director,

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Principal Investors Funds and Principal Variable Contracts Funds (investment company)

•  From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)

					Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	48

•  Trustee and Chairperson, Select Sector SPDR Funds (investment company)

•  Trustee, ALPS Series Trust (investment company)

•  Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003 • Chairman of the Audit Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	48	None
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company) • April 2003 through December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)	48	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011,Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	48	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	48	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company)

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, FRC (investment consultant to institutional investors) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association	48	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
(non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC and U.S. One Inc. • 2005 to 2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•    CEO, U.S. Private Client Services, Russell Investments

•    President and CEO, RIC, RIF and RET

•    Chairman of the Board, Co-President and CEO, RFS

•    Chairman of the Board, President and CEO, RFSC

•    Director, RIMCo

•    Chairman of the Board, President and CEO, RIA

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•    Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET

•    Director, RIMCo, RFSC, RTC and RFS

•    Global Head of Fund Services, Russell Investments

•    October 2011 to December 2013, Head of North America Operations, Russell Investments

•    May 2009 to October 2011, Global Head of Fund Operations, Russell Investments

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees

•    Global Chief Investment Officer, Russell Investments

•    Chief Investment Officer, RIC, RIF and RET

•    Chairman of the Board, President and CEO, RIMCo

•    Director, RTC, RIS and Russell Investments Delaware, Inc.

•    Board of Managers, Russell Institutional Funds Management, Inc.

•    2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

•    Associate General Counsel, Russell Investments

•    Secretary, RIMCo, RFSC and RFS

•    Secretary and Chief Legal Officer, RIC, RIF and RET

•    Assistant Secretary, RFS, RIA and U.S. One Inc.

•    1999 to 2010 Assistant Secretary, RIC and RIF

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2014

	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Jonathan Fine*	$22,546	$0	$0	$24,000

INDEPENDENT TRUSTEES
Thaddas L. Alston	$154,817	$0	$0	$165,000
Kristianne Blake	$222,220	$0	$0	$236,833
Cheryl Burgermeister	$139,806	$0	$0	$149,000
Daniel P. Connealy**	$129,773	$0	$0	$138,317
Katherine W. Krysty***	$115,378	$0	$0	$123,000
Raymond P. Tennison, Jr.	$155,290	$0	$0	$165,500
Jack R. Thompson	$154,817	$0	$0	$165,500
Julie W. Weston*	$28,652	$0	$0	$30,500

TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0

*	Mr. Fine and Ms. Weston retired from the Board of Trustees effective December 31, 2013.
**	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore classified as an Interested Trustee prior to June 17, 2014.
***	Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2014

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	N/A	$10,001-$50,000

INDEPENDENT TRUSTEES
Thaddas L. Alston	N/A	Over $100,000
Kristianne Blake	N/A	Over $100,000
Cheryl Burgermeister	N/A	Over $100,000
Daniel P. Connealy*	N/A	Over $100,000
Katherine W. Krysty	N/A	$10,001-$50,000
Raymond P. Tennison, Jr.	N/A	Over $100,000
Jack R. Thompson	N/A	Over $100,000

TRUSTEE EMERITUS
George F. Russell, Jr.	N/A	None

*	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore classified as an Interested Trustee prior to June 17, 2014.

Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of December 31, 2014 the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

OPERATION OF RIC

SERVICE PROVIDERS.

RIC’s principal service providers are:

Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
Money Manager Research Services	Frank Russell Company

ADVISER.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund’s overall exposures.

RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Subject to the approval of the Fund’s Board, RIMCo selects, oversees and evaluates the performance results of the Fund’s money managers and allocates most Fund assets among multiple money manager investment strategies. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo does not evaluate the investment merits of a money manager’s individual security selections or recommendations. Money managers are unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo may also manage portions of the Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Fund, as a fiduciary for the Fund, out of the advisory fee paid by the Fund to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

The Fund pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. (See the Prospectus for the Fund’s annual advisory percentage rates.) As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

The Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund.

RIMCo has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for the Fund. These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraph lists the current waivers.

Current Waivers:

For the Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.50% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.48% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

ADMINISTRATOR.

RFSC, with the assistance of RIMCo and FRC, provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by certain third parties such as the custodian. RFSC, like Russell Financial Services, Inc. (the Fund’s distributor), is a wholly-owned subsidiary of RIMCo (the Fund’s adviser).

The Fund pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of the Fund. As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

The Fund invests its cash reserves in an unregistered cash management fund administered by RFSC. RFSC charges a 0.05% administrative fee to the unregistered fund.

PORTFOLIO MANAGERS.

The RIMCo Manager (a RIMCo employee who manages the Fund, oversees the money managers and has primary responsibility for the management of the Fund) is compensated by RIMCo with a salary, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, the RIMCo Manager is responsible for aiding in client retention and assistance in RIMCo assets under management growth.

Annual incentive awards for the RIMCo Manager of the Fund are assessed by senior management based on the following:

•	Qualitative measures, such as the RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process. The RIMCo Manager is evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment and risk management.

•	Quantitative measures (fund performance). The RIMCo Manager receives a quantitative performance assessment score for the Fund. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for the Fund before it has 3 years of performance history. Performance for the Fund is generally equally assessed relative to the fund’s benchmark index and relevant peer group. Fund weightings for the RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”) or Managing Director (“MD”). The Fund and the assessment weighting for the Fund are recorded in a central system at the beginning of the assessment period. The Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for the Fund is approved by the asset class CIO or MD at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.

In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund. The RIMCo Manager does not choose the peer group. The market indexes and peer group averages used to evaluate the performance of the Fund are as follows:

Russell Tax Exempt High Yield Bond Fund	40% Barclays Municipal Bond Index/60% Barclays High Yield Municipal Bond Index
Morningstar High Yield Muni

RIMCo Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIMCo asset class CIOs or MDs. FRC’s compensation committee approves salaries and annual incentive awards after the asset class CIOs’ or MDs’ recommendations have been reviewed by the Global Chief Investment Officer.

For the profit sharing plan, contributions by Russell will be made at the discretion of FRC’s Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell’s profitability warrants a discretionary contribution will be solely within the FRC Board’s discretion and not based on a static formula.

The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell’s financial performance. Awards under the long term incentive plan are based on expected future contribution to the success of Russell. A long term incentive plan award would be part of the RIMCo Manager’s annual incentive award, which is discretionary. Once the annual incentive award amount has been agreed upon, the allocation of that award to cash versus long term incentive plan is formulaic. A long term incentive plan award is not paid until it is fully vested.

To the extent that the RIMCo Manager earns over a specified amount of cash compensation (salary plus annual incentive awards), the RIMCo Manager is eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY THE RIMCO MANAGER IN THE FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 2014

RIMCo Manager Of The Fund	Dollar Range Of Equity Securities In The Fund Managed By The RIMCo Manager
Kevin Lo	N/A

Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of October 31, 2014 the RIMCo Manager of the Fund did not own any shares of the Fund.

The RIMCo Manager typically manages multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, the RIMCo Manager follows a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, the RIMCo Manager makes money manager selection and allocation decisions for the Fund based on a variety of factors relevant to the Fund. The investment process dictates that the RIMCo Manager utilizes Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by

Russell’s Investment Strategy Committee (“ISC”) and the asset class CIOs or MDs who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. In cases where the RIMCo Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIMCo Managers must allocate the same manager differently across their funds, both the asset class CIO or MD and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY THE RIMCO MANAGER

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF OCTOBER 31, 2014

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Kevin Lo	2	$2,420.8	3	$734.9	1	$809.0	$3,964.7

MONEY MANAGERS.

The Fund’s money managers are not affiliates of RIC or RIMCo, other than as money managers for a portion of the Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Fund (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or money managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other offshore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees received from the Fund, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIMCo. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIMCo periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Fund. As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

CUSTODIAN AND PORTFOLIO ACCOUNTANT.

State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Fund’s assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: One Iron Street, Boston, MA 02210.

DISTRIBUTOR.

Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of the Fund pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Fund to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Fund. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Fund’s Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

The Distributor distributes shares of the Fund continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

MONEY MANAGER RESEARCH SERVICES.

FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research to RIC and RIMCo. Neither RIMCo nor RIC compensates FRC for its services.

FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC and RIF, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

The Fund’s investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2014, managed over $43.8 billion in 48 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of FRC, was established in 1982 to serve as the investment management arm of FRC. FRC was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. FRC is an indirect subsidiary of London Stock Exchange Group plc (“LSEG”). LSEG is a diversified international market infrastructure and capital markets business.

LSEG completed the acquisition of FRC on December 2, 2014. In connection with the transaction, LSEG announced that it was conducting a comprehensive review of the investment management business of FRC (“Russell Investment Management”) to determine its positioning and fit with LSEG. On February 5, 2015, LSEG announced (i) that it had concluded the comprehensive review of Russell Investment Management; (ii) that after careful consideration, the conclusion of the comprehensive review was to explore a sale of Russell Investment Management in its entirety; and (iii) that a sale process (the “Sale Process”) would commence. According to

LSEG’s announcement, the comprehensive review focused principally on assessing the strategic fit of Russell Investment Management with LSEG’s long term strategy.

Based upon the information received to date from LSEG and FRC, the Fund is not able at this time to determine whether the Sale Process will result in a sale of Russell Investment Management or what the terms and conditions of any resulting sale would be; the length of time that the Sale Process will entail; or the impact, if any, to the Fund of the determination by LSEG to conduct the Sale Process. Pursuant to the 1940 Act a sale of Russell Investment Management by LSEG will cause the termination of the investment advisory agreement between RIMCo and the Fund. In connection with any such sale, the Board of Trustees of the Fund and shareholders of the Fund would have the opportunity to consider the approval of a new advisory agreement with RIMCo on behalf of the Fund. Such approval would be required for RIMCo to continue in its capacity as “investment adviser” to the Fund as such term is defined in the 1940 Act.

TRANSFER AND DIVIDEND DISBURSING AGENT.

RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

ORDER PLACEMENT DESIGNEES.

The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

CODES OF ETHICS.

RIC, RIMCo, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.

PLAN PURSUANT TO RULE 18f-3.

Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Fund offers multiple classes of Shares, the Fund will also be referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of the Multiple Class Fund represent an equal pro rata interest in the underlying assets of the Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of the Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of the Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of the Multiple Class Fund may have a different class designation from another class of the Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS.

Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. The Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for the Multiple Class Fund

In adopting the Distribution Plan for the Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit the Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for the Multiple Class Fund, the Distributor, as the Multiple Class Fund’s principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for the Multiple Class Fund by enabling the Multiple Class Fund to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that the Multiple Class Fund would have.

For the Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For the Multiple Class Fund, the Distribution Plan provides that it may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of the Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of the Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of the Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Fund, the Distribution Plan does not provide for the Multiple Class Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For the Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for the Multiple Class Fund

Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

SHAREHOLDER SERVICES PLAN.

A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Fund. This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of the Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to the Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

FUND EXPENSES.

The Fund will pay all its expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Fund are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Fund’s other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to the Fund or Class of Shares, the expense is charged to the Fund or Class of Shares. Common expenses are allocated to the Fund based primarily upon its relative net assets.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.

As described in the Prospectus, the Fund provides you with different classes of shares based upon your individual investment needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of the Fund

Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Fund receives the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	0	0	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the RIC Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchases up through $4 million, 0.50% on purchases over $4 million through $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Class C Shares of the Fund

Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Fund’s shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Fund’s Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.

Class E Shares of the Fund

Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Fund’s shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.

Class S Shares of the Fund

Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.

Class E and S Shares of the Fund

Class E and S Shares of the Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP IRAs, SIMPLE IRAs and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Fund generally does not have the ability to enforce these limitations on access to Class E or S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or S Shares available to those categories of investors listed above that qualify for access to Class E or S Shares. However, the Fund will not knowingly sell Class E or S Shares to any investor not meeting one of the foregoing criteria.

Moving From Class S To Class A Shares

You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions designed to move you from Class S Shares to Class A Shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Sales Charge Waivers and Reductions

Please see the Fund’s Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Minimum Initial Investment Requirements

If you invest less than the required minimum investment in the Fund, the Fund reserves the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. The Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Fund at a plan level, the plan is considered the shareholder for minimum investment requirements.

The following is an exception to the minimum initial investment requirements. Exceptions to the minimum initial investment requirements must be approved by the Fund’s Distributor.

A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in- kind or the sale and purchase of shares of the same class of the same Fund within 30 days.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to your uncashed checks, the Fund may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.

VALUATION OF FUND SHARES.

The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding the Fund’s current net asset value per Share is available at www.russell.com.

VALUATION OF PORTFOLIO SECURITIES.

The Fund values portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Fund. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC, RFSC’s Oversight Committee and the Fund’s custodian. However, the Board retains oversight over the valuation process.

Ordinarily, the Fund values each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Fund’s net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value. Because the Fund invests in low rated debt securities, it is likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of significant events that could trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index; a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

PORTFOLIO TURNOVER RATE.

Portfolio turnover measures how frequently securities held by the Fund are bought and sold. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for the Fund generally are primarily attributable to money market changes, market volatility, and/or duration of portfolio investments.

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS.

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of the Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when the Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of the Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund will also make these reports available on its website, www.russell.com. Disclosure of the Fund’s complete portfolio holdings will be available on the Fund’s website no more frequently than weekly and following each month end. Such holdings will be available no sooner than 5 business days after trade date. Disclosure of the Fund’s top ten portfolio holdings will be available on the Fund’s website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Fund’s website a statement relating to such event which may include information regarding the Fund’s portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

The Fund may pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Fund for the purpose of facilitating management of the Fund’s portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Mellon Analytical Solutions, Brown Brothers Harriman, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Wilshire Associates, Advent Software, Inc., Vestek, Amba Research, Genpact, Measurisk, Hexaware, CaliberPoint, SS&C, Electra Information Systems and Fund Assist provide such services to RIMCo and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Fund or identify Fund position sizes.

In addition, the Fund’s custodian generates portfolio holdings information in connection with its services to the Fund. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, and PricewaterhouseCoopers LLP provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services and audit services, respectively, to RIMCo, RFSC or the Fund. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Fund provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time, rating and ranking organizations such as Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Fund. In order to facilitate the review of the Fund by these rating agencies, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

No compensation or other consideration is paid to the Fund, RIMCo or the money managers for any non–public disclosure of portfolio holdings information.

Administration of the Portfolio Holdings Disclosure Policies

The CCO will exercise oversight of disclosures of the Fund’s portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of the Fund are in the best interests of the Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Fund’s CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Fund’s Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.

Disclosure of the Fund’s portfolio holdings made in accordance with these procedures is authorized by the Fund’s Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Fund’s Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Fund’s Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIMCo with research, analysis and/or recommendations relating to proxy voting, RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients (including the Fund) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Fund on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

To the extent that any shares of the Fund are owned directly by any other fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such fund’s shares.

BROKERAGE ALLOCATIONS.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

A money manager may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIMCo, including Russell Implementation Services, Inc. (“RIS”), a registered broker and investment adviser and an affiliate of RIMCo, as well as with brokers affiliated with other money managers. RIMCo effects certain portfolio transactions for the Fund through RIS.

RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of the Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall portfolio characteristics and for the Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of the Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including forwards and options trading (collectively, “derivatives trading”) on behalf of the Fund. In connection with these transactions, RIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, and any other agreements or instruments RIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on the behalf of the Fund, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Fund as such counterparties may reasonably request.

In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or

(2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager may independently effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC and its global network of unaffiliated correspondent brokers, or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Fund may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS.

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2014, 2013 and 2012.

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

The Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If the Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by the Fund without shareholder approval. The Fund’s investment objective is set forth in its Prospectus.

INVESTMENT RESTRICTIONS.

The Fund is subject to the following fundamental investment restrictions.

Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these requirements unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Fund may not:

1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.

Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.

This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

2.	Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3.	Purchase or sell commodities except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4.	Borrow money, except that the Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Fund will invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax.

For purposes of these investment restrictions, the Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. For the Fund, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.

With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

With regard to investment restriction 3, above, this restriction shall not prevent the Fund from entering into swap agreements or swaptions.

With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 6, above, the Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Fund may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as it abides by its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Fund has received exemptive relief from the SEC to loan money to affiliated investment companies.

With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.

The Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):

The Fund may not borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, the Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if the Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.

The Fund will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for the Fund are provided in its Prospectus. The following discussion describes certain investment strategies that the Fund may pursue and certain types of instruments in which the Fund may invest. The Fund may not invest in all of the instruments listed below. The Fund uses investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.

The Fund’s principal and certain non-principal investment strategies and the related risks are described in the Fund’s Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund’s Prospectus, is a non-principal strategy and risk of the Fund.

Cash Reserves and Being Fully Invested. The Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect the Fund’s performance since securities are sold for other than investment reasons. The Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Fund, like any mutual fund, maintains cash reserves. RIMCo may increase or decrease the Fund’s cash reserves to seek to achieve the desired risk/return profile for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, seeks to offset all or a portion of the lack of duration and market exposure of the Fund’s cash reserves by investing in pre-refunded municipal bonds to provide the Fund with longer duration exposure. RIMCo may choose to invest in pre-refunded municipal bonds to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Fund. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.

RIMCo invests the Fund’s cash in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). Dividends from the Fund’s investments in the unregistered fund and other taxable instruments are treated as taxable income by the Fund’s shareholders. RIMCo has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.

The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.

Hedging Strategies. Financial futures contracts may be used by the Fund during or in anticipation of adverse market events such as interest rate changes for the Fund. For example, if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds. Once interest rates increase, securities held in the Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund’s securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax-exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing the Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

Illiquid and Restricted Securities. No more than 15% of the Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of the Fund has adopted procedures to permit the Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (iv) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Investment Company Securities and Pooled Investment Vehicles. The Fund may invest in securities of other open-end or closed-end investment companies. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIMCo), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs.” The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the Merrill Lynch 1-3 Year U.S. Treasury Index or the Barclays Capital 1-15 Year Municipal Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if the Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Fund may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

Debt Instruments and Money Market Instruments

To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Fund may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Fund may invest in fixed-rate and floating or variable rate U.S. government obligations. The Fund may purchase U.S. government obligations on a forward commitment basis.

Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” the Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

High Yield Bonds. The Fund generally expects to invest between 30% and 60% of the value of its net assets plus borrowings for investment purposes in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.

Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.

Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment.

In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of the Fund to achieve its investment objective may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Fund may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Alternative Minimum Tax Bond. The Fund may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Municipal Debt Instruments.

The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. The Fund may hold securities that are affected by a city’s bankruptcy filing, and the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline.

Municipal Obligations and Bonds. The Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds.

General Obligation Bonds — are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds — are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Additional types of municipal obligations include the following:

Industrial Development Bonds — are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Private Activity Bonds — are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.

Moral Obligation Bonds — are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Lease Obligations — are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Pre-Refunded Municipal Bonds — are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.

Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal Notes. The Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes — issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes — issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes — issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes — sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Tax Free Commercial Paper — a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Project Notes — sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.

Variable Rate Demand Notes — long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Fund’s money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Fund.

Tax Free Participation Certificates — tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the

Fund to maintain liquidity. The Fund’s money managers will continually monitor the pricing, quality and liquidity of the participation certificates.

A participation certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Fund’s money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Puts, Stand-by Commitments and Demand Notes. The Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.

The Fund will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Fund’s money managers believe continually satisfy the Fund’s credit quality requirements.

The Fund may also invest in demand notes and in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.

The Fund may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Fund (usually not more than thirty days’ notice). The Fund may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Risk Factors. The ability of the Fund to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”)

Tender Option Bonds. The Fund may participate in tender option bond programs in which the Fund deposits an underlying municipal bond in a trust created by a sponsor (usually a broker dealer). The trust then issues and sells short-term floating rate securities with a fixed principal amount that represents a senior interest in the underlying municipal bond to third parties. The trust sells the inverse floater, which represents a residual, subordinate interest in the underlying municipal bond, to the Fund. The interest rate on the short-term floating rate securities typically reset weekly to the current market rate. Holders of the short-term floating rate securities also have the periodic option (typically daily or weekly) to tender their securities back to the trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying municipal bond to the trust, the proceeds are first used to pay any administrative expenses of the Trust, followed by accrued interest to the holders of the short-term floating rate securities. Any remaining amounts are paid to the Fund as the holder of the inverse floater.

Due to the leverage provided by the short-term floating rate security, an inverse floater is more sensitive to changes in interest rates and to the market value of the underlying municipal bond. If short-term interest rates rise after the issuance of the inverse floater, the inverse floater will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a trust if certain adverse events occur, such as a credit ratings downgrade of the underlying municipal bond below a specified level or a decrease in the market value of the underlying municipal bond below a specified amount. In such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short- term floating rate securities and inverse floater. However, the Fund, as the holder of the inverse floater, will generally receive proceeds of the sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities. This could result in a loss by the Fund of a substantial portion, and potentially all, of its investment in the inverse floater.

Commercial Paper. The Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Indexed Commercial Paper. The Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit and Liquidity Enhancements. The Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Fund and may affect its share price.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures and swaps. Positions in these financial instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options or futures contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options and Futures. The Fund may purchase and sell (write) both call and put options on securities, securities indexes, and purchase and sell interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with the Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting the Fund’s permitted investment strategies).

Options On Securities and Indexes. The Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.

The Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. The Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.

The Fund will write call options and put options only if they are “covered.” In the case of written call options, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets equal to the difference in value or (b) has segregated liquid assets equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).

The Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option. If the cost of the closing option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where the Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts, Eurodollar futures or index futures contracts, and options thereon that are traded on a U.S. exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

The Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. In addition, the Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.

Limitations on Use of Futures and Options on Futures Contracts.

The Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, the Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund’s daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, the Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). The Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.

The Fund is limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund’s net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund’s net assets, after taking into account unrealized profits and losses on those positions.

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements and Swaptions. The Fund may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).

The Fund may enter into several different types of swap agreements, including interest rate, credit default and recovery lock swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.

The Fund generally expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by the Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

The Fund may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Fund will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund, but it is expected that swap dealers, major market participants and swap Counterparties, including the Fund, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on the Fund or its Counterparties’ on-exchange and OTC trading may impact the Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. The Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Fund to increased costs or margin requirements.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fund would function as the Counterparty referenced in the preceding paragraph.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. The Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Fund will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.

The Fund may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.

The Fund may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statements of financial condition.

Index Swap Agreements. The Fund may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Fund’s investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s net assets.

TAXES

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. The Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.

Distributions of Capital Gain. The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by the Fund for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If the Fund’s income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in Complex Securities. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2015 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in the Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in the Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains.

The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28%.

Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

MONEY MANAGER INFORMATION

RUSSELL TAX EXEMPT HIGH YIELD BOND FUND

MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

CREDIT RATING DEFINITIONS

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Long-Term Obligation Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

Long-Term Issue Credit Ratings

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE, INC. (“FITCH”):

Long-Term Ratings Scales

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•	execution of a coercive debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note to Long-Term Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

SECTOR SPECIFIC CREDIT RATING SERVICES

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

MOODY’S:

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG-1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

SHORT-TERM RATINGS

MOODY’S:

Prime-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P:

A-1 — A short-term obligation rated “A–1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NR — An issuer designated NR is not rated.

FITCH:

Short Term Ratings

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial information is not available.

APPENDIX

Because the Fund is new, there were no shares outstanding as of the date of this SAI, and thus, no shareholders could be deemed to “control” the Fund due to owning more than 25% of the voting Shares of the Fund. In addition, no shareholders owned of record or were known by the Fund to beneficially own 5% or more of any Class of the Fund’s shares.

RUSSELL INVESTMENT COMPANY File No. 2-71299 and 811-03153 1933 Act Post-Effective Amendment No. 208 1940 Act Amendment No. 214

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	1.1	Second Amended and Restated Master Trust Agreement dated October 1, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.2	Amendment No. 1 to Second Amended and Restated Master Trust Agreement dated October 24, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.3	Form of Amendment No. 2 to Second Amended and Restated Master Trust Agreement dated October 12, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.4	Form of Amendment No. 3 to Second Amended and Restated Master Trust Agreement dated December 8, 2009 (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.5	Amendment No. 4 to Second Amended and Restated Master Trust Agreement dated March 2, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.6	Amendment No. 5 to Second Amended and Restated Master Trust Agreement dated May 25, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.7	Amendment No. 6 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.8	Amendment No. 7 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.9	Amendment No. 8 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.10	Amendment No. 9 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.11	Amendment No. 10 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.12	Amendment No. 11 to Second Amended and Restated Master Trust Agreement dated March 1, 2011 (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.13	Amendment No. 12 to Second Amended and Restated Master Trust Agreement dated January 1, 2012 (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.14	Form of Amendment No. 13 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.15	Amendment No. 14 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

1.16	Form of Amendment No. 15 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 184 dated August 10, 2012)

1.17	Amendment No. 16 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.18	Form of Amendment No. 17 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective amendment No. 193 dated April 30, 2013)

1.19	Amendment No. 18 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post- Effective Amendment No. 195 dated December 6, 2013)

1.20	Form of Amendment No. 19 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.21	Form of Amendment No. 20 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.22	Form of Amendment No. 21 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014)

1.23	Form of Amendment No. 22 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 202 dated September 15, 2014)

1.24	Form of Amendment No. 23 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.25	Form of Amendment No. 24 to the Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No 206 dated December 19, 2014)

1.26	Form of Amendment No. 25 to the Second Amended and Restated Master Trust Agreement (filed herewith)

1.27	Form of Amendment No. 26 to the Second Amended and Restated Master Trust Agreement (filed herewith)

(b)	1.1	By-Laws of Russell Investment Company dated February 28, 2012 (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

(c)	1.1

Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Russell Investment Management Company dated December 2, 2014 (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.2	Advisory Agreement with Russell Investment Management Company for the Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund and Select International Equity Fund dated December 2, 2014 (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.3	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.4	Form of Letter Agreement adding the Russell Tax-Managed International Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.5	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Advisory Agreement (filed herewith)

2.1	Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.5	Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

2.6	Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.1	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

3.2	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

3.3	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

3.4	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

3.5	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

3.6	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.7	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.8	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

3.9	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

3.10	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

3.11	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

3.12	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

3.13	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

3.14	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

3.15	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

3.16	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

4.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

4.2	Form of Non-Discretionary Investment Advisory Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

5.1	Administrative Agreement with Russell Fund Services Company dated December 2, 2014 (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

5.2	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund and Russell Tax-Managed International Equity Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

5.3	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Administrative Agreement (filed herewith)

(e)	1.1	Distribution Agreement with Russell Financial Services, Inc. dated December 2, 2014 (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.2	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund and Russell Tax-Managed International Equity Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.3	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Distribution Agreement (filed herewith)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.2	Amendment to Master Custodian Contract dated January 21, 2013 (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013)

1.3	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.4	Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

1.5	Form of Letter Agreement adding the 2055 Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.6	Form of Letter Agreement adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.7	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.8	Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

1.9	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

1.10	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.11	Form of Letter Agreement adding the Select U.S. Equity Fund and the Select International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014)

1.12	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.13	Form of Letter Agreement adding the Russell Tax-Managed International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.14	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Master Custodian Contract (filed herewith)

(h)	1.1

Transfer Agency and Service Agreement dated January 1, 2008 with Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.2	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.3	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class Y Shares to the Real Estate Securities Fund, Global Equity Fund, Emerging Markets Fund, Short Duration Bond Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.4	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Commodity Strategies Fund (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.5	Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A Shares to the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

1.6	Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

1.7	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.8	Amendment No. 1 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.9	Amendment No. 2 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.10	Amendment No. 3 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.11	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.12	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.13	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

1.14	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

1.15	Form of Amendment No. 4 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.16	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.17	Form of Letter Agreement to the Transfer Agency and Service agreement between Russell Investment Company and Russell Fund Services Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

1.18	Form of Letter Agreement to the Amended and Restated Transfer Agency and Service Agreement adding Class R4 and Class R5 Shares to the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.19	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Select U.S. Equity Fund and the Select International Equity Fund (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014)

1.20	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class T Shares of the Select U.S. Equity Fund and the Select International Equity Fund (incorporated by reference to Post-Effective Amendment No. 202 dated September 15, 2014)

1.21	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Multi-Strategy Income Fund and Russell Tax-Managed International Equity Fund (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

1.22	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Tax Exempt High Yield Bond Fund (filed herewith)

2.1	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

3.1	Form of Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No 197 dated February 28, 2014)

3.2	Letter Agreement regarding expense assumption for the Target Date Series Funds (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

3.3	Form of Letter Agreements regarding fee waivers and waivers and reimbursements for the Select U.S. Equity Fund and the Select International Equity Fund (incorporated by reference to Post-Effective Amendment No. 200 dated July 2, 2014)

3.4	Form of Letter Agreements regarding fee waivers for the Select U.S. Equity Fund and the Select International Equity Fund (incorporated by reference to Post-Effective amendment No. 203 dated November 13, 2014)

3.5	Form of Letter Agreements regarding fee waivers for the Russell Multi-Strategy Income Fund and Russell Tax-Managed International Equity Fund (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

3.6	Form of Letter Agreement regarding fee waivers for the Russell Tax Exempt High Yield Bond Fund (filed herewith)

4.1	Shareholder Services Plan (filed herewith)

4.2	Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

5.1	Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

6.1	Form of Russell Cayman Commodity Strategies Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post Effective Amendment No. 134 dated March 31, 2010)

6.2	Form of Russell Cayman Multi-Strategy Alternative Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

7.1	Agreement and Plan of Reorganization of the Diversified Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

7.2	Agreement and Plan of Reorganization of the Special Growth Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

7.3	Agreement and Plan of Reorganization of the Quantitative Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

7.4	Agreement and Plan of Reorganization of the International Securities Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

7.5	Agreement and Plan of Reorganization of the Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

7.6	Agreement and Plan of Reorganization of the 2010 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

7.7	Agreement and Plan of Reorganization of the Russell U.S. Value Fund (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

7.8	Guarantee Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

7.9	Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

7.10	Form of Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

7.11	Plan of Liquidation and Dissolution of Sub-Trust of the Russell Flex Equity Fund (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

7.12	Plan of Liquidation and Dissolution of Sub-Trust of the Russell Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

7.13	Plan of Liquidation and Dissolution of Sub Trust of the 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

7.14	Form of Plan of Liquidation and Dissolution of Sub Trust of the Russell Money Market Fund (incorporated by reference to Post-Effective Amendment No. 193 dated April 30, 2013)

7.15	Plan of Liquidation and Dissolution of Sub Trusts of the 2017 Retirement Distribution Fund – A Shares and 2017 Retirement Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

(i)	1.1	Opinion and Consent of Counsel (to be filed by amendment)

(j)	1.1	Other Opinions – (to be filed by amendment)

(k)	1.1	Financial Statements omitted from Item 22 (none)

(l)	1.1

Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Rule 12b-1 Distribution Plan (filed herewith)

1.2	Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.3	Form of Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 200 dated July 2, 2014)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

(p)	Codes of Ethics of the following advisors and sub-advisors:

1.1	2100 Xenon Group, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.2	AEW Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.3	AQR Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 190 dated February 28, 2013)

1.4	Acorn Derivatives Management Corp. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.5	AllianceBernstein L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.6	Altrinsic Global Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.7	Amundi Investments USA, LLC (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.8	Arbor Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.9	Ark Asset Management Co., Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.10	Armstrong Shaw Associates Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.11	Arnhold and S. Bleichroeder Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.12	Aronson+Johnson+Ortiz, LP (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.13	Arrowstreet Capital, Limited Partnership (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

1.14	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.15	Barclays Global Fund Advisors N.A. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.16	Barrow, Hanley, Mewhinney & Strauss, LLC (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013 )

1.17	Bear Stearns Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.18	Berkeley Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.19	Blackrock Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.20	BlackRock Financial Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.21	The Boston Company Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.22	Brandywine Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 62 dated December 16, 2002)

1.23	Brigade Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.24	Brookfield Investment Management, Inc.(incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.25	Capital International, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.26	CapitalWorks International Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.27	Cardinal Capital Management, L.L.C. (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.28	Ceredex Value Advisors LLC (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.29	Chartwell Investment Partners (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.30	ClariVest Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.31	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.32	Colchester Global Investors Limited (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.33	Colonial First State Asset Management (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013)

1.34	Columbus Circle Investors (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.35	Copeland Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.36	CoreCommodity Management, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.37	Cornerstone Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.38	Credit Suisse Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 134 dated March 31, 2010)

1.39	David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 48 dated October 19, 2000)

1.40	DCI, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.41	Delaware International Advisors Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.42	Delaware Management Company (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.43	Delphi Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.44	del Rey Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

1.45	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 197 dated February 28, 2014)

1.46	DDJ Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 197 dated February 28, 2014)

1.47	Drake Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.48	Driehaus Capital Management LLC. (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.49	EAM Investors, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.50	Eaton Vance Management (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.51	Equinox Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.52	FAF Advisors (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.53	Falcon Point Capital, LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.54	Fidelity International Limited (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

1.55	Fidelity Management and Research Company (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.56	First Eagle Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.57	Foreign & Colonial Emerging Markets Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.58	Franklin Portfolio Associates LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.59	Fuller & Thaler Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.60	Galtera N.A. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.61	Galtere Ltd. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.62	Gartmore Global Partners (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.63	Geewax, Terker & Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.64	Genesis Asset Managers, LLP (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.65	GLG Inc. (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

1.66	GlobeFlex Capital, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.67	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

1.68	Gould Investment Partners LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.69	Harding, Loevner Management, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.70	Harris Associates, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.71	Heitman Real Estate Securities LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.72	HSBC Global Asset Management (USA), Inc. (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.73	Huber Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.74	Institutional Capital LLC (incorporated by reference to Post-Effective Amendment No. 187 dated December 3, 2012)

1.75	INTECH Investment Management LLC (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.76	Iridian Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.77	INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.78	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.79	Jefferies Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.80	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.81	JS Asset Management (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.82	Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.83	Lazard Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.84	Lehman Brothers Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.85	John A. Levin & Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.86	Levin Capital Strategies, L.P. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.87	Lincoln Capital Fixed Income Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.88	Logan Circle Partners, L.P. (incorporated by reference to Post-Effective Amendment No. 190 dated February 28, 2013)

1.89	Loomis, Sayles & Company, L.P. (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.90	Lord, Abbett &Co. (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.91	MacKay Shields LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.92	Macquarie Capital Investment Management LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.93	Marsico Capital Management, LLC (incorporated by reference to Post-Effective amendment No. 141 dated June 29, 2010)

1.94	Marvin & Palmer Associates, Inc. (Amended) (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.95	Mastholm Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.96	Merganser Capital Management LP (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.97	Metropolitan West Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 197 dated February 28, 2014)

1.98	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.99	Miller, Anderson & Sherrerd, LLP (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.100	Mondrian Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.101	Montag & Caldwell, Inc. (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.102	Montgomery Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.103	Morgan Stanley Investment Management Inc. (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.104	Netols Asset Management, Inc. ( incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.105	Neuberger Berman Management Inc (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.106	Next Century Growth Investors, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.107	Nicholas-Applegate Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.108	Numeric Investors, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.109	Nuveen Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.110	NWQ Investment Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.111	Oaktree Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.112	Oechsle International Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.113	Omega Advisors (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.114	Pacific Investment Management Company (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.115	Palisades Investment Partners, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.116	PanAgora Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.117	Parametric Portfolio Associates (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.118	Passport Capital, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.119	Peachtree Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.120	PENN Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.121	Principal Global Investors LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.122	Polaris Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.123	Pzena Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.124	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.125	Roxbury Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.126	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.127	Russell Investments (incorporated by reference to Post-Effective Amendment No. 197 dated February 28, 2014)

1.128	Sands Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.129	Sanders Capital, LLC (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.130	Schneider Capital Management Corporation (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.131	Schroders Capital Management International Limited (incorporated by reference to Post-Effective Amendment No. 55 dated December 21, 2001)

1.132	Scout Investments, Inc. (incorporated by reference to Post-Effective Amendment No. 206 dated December 5, 2014)

1.133	Security Capital Global Capital Management Group (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.134	Signia Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.135	Sirach Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

1.136	Snow Capital Management L.P. (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013)

1.137	Standish Mellon Asset Management Company LLC (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.138	Stone Harbor Investment Partners LP (incorporated by reference to Post-Effective Amendment No. 145 dated December 10, 2010)

1.139	STW Fixed Income Management Ltd. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.140	Strong Capital Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.141	Suffolk Capital Management Ltd. (incorporated by reference to Post-Effective Amendment No. 133 dated March 22, 2010)

1.142	Summit Creek Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.143	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.144	Systematic Financial Management, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.145	TCW Asset Management Co. (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.146	TCW/Scoggin, LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.147	The Cambridge Strategy (Asset Management) Limited (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.148	THL Credit Advisors LLC (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.149	TimesSquare Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated October 19, 2000)

1.150	Tradewinds Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.151	Transamerica Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.152	T. Rowe Price Group, Inc. (incorporated by reference to Post-Effective Amendment No. 189 dated February 7, 2013)

1.153	Turner Investment Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.154	Tygh Capital Management (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.155	UBS Global Asset Management – Americas (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.156	Victoria 1522 Investment, LP (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.157	Weiss, Peck & Greer, L.L.C. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.158	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 195 dated December 6, 2013)

1.159	Wells Capital Management Incorporated (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.160	Westcap Investors (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.161	Western Asset Management Company (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.162	Westpeak Investment Advisors, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.163	Westwood Management Corp. (incorporated by reference to Post-Effective amendment No. 193 dated April 30, 2013)

1.164	William Blair & Company, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of RIC.”

Item 32.	Principal Underwriters

(a)	Russell Investment Funds

(b)	Russell Financial Services, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Financial Services, Inc., their principal business address in each case is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, and positions and offices with the Registrant and Russell Financial Services, Inc. are set forth below:

Name	Positions and Offices with Registrant	Position and Offices with Underwriter
Carla L. Anderson	None	Assistant Secretary
Sandra Cavanaugh	Trustee, President and Chief Executive Officer	Co-President, Chief Executive Officer and Chairman

Jessica Gates	Assistant Secretary	Assistant Secretary
Greg Gilbert	None	Co-President and Chief Executive Officer

Brian Golob	None	Director
Gerry Lillis	None	Director, Relationship Management

Peter G. Moroni	None	Regional Director
Matthew Moss	None	Chief Financial Officer
Debra Ramsey	None	Chief Operating Officer, Private Client Services

Mary Beth Rhoden Albaneze	Secretary and Chief Legal Counsel	Secretary
Lisa Schneider	None	Managing Director, Non-Profits & Health Care Systems

Mark E. Swanson	Treasurer, Chief Accounting Officer and CFO	Director
Jean Webber	None	Treasurer

Douglas Whittle	None	Chief Compliance and Anti-Money Laundering Officer

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIMCo
Russell Investment Company	Russell Investment
1301 Second Avenue,	Management Company
18th Floor	1301 Second Avenue
Seattle, Washington 98101	18th Floor
Seattle, Washington 98101

RFSC
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101

SS	MM
State Street Bank & Trust Company	Money Managers
One Lincoln Street	See, Prospectus Section
Boston, Massachusetts 02111	“Money Manager Information”
for Names and Addresses

Rule 31a-1

(a)	Records forming basis for financial statements—at principal offices of SS, RIC, RIMCo, and MM for each entity
(b)	RIC Records:
(1)	SS—Journals, etc.
(2)	SS—Ledgers, etc.
(3)	Inapplicable
(4)	RIC—Corporate charter, etc.
(5)	MM and RIMCo—Brokerage orders
(6)	MM and RIMCo—Other portfolio purchase orders
(7)	SS—Contractual commitments
(8)	SS and RIC—Trial balances
(9)	MM and RIMCo—Reasons for brokerage allocations
(10)	MM and RIMCo—Persons authorizing purchases and sales
(11)	RIC and MM—Files of advisory material
(12)	—
(c)	Inapplicable
(d)	RIMCo—Broker-dealer records, to the extent applicable
(e)	Inapplicable
(f)	RIMCo and MM—Investment adviser records

Item 34.	Management Services

None except as described in Parts A and B.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, has duly caused this Post Effective Amendment No. 208 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and State of Washington, on this 25th day of February, 2015.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 2015.

Signatures	Signatures

/s/ Sandra Cavanaugh	/s/ Mark E. Swanson
Sandra Cavanaugh, Trustee, President	Mark E. Swanson, Treasurer and
and Chief Executive Officer	Chief Accounting Officer

/s/ Thaddas L. Alston	/s/ Kristianne Blake
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

/s/ Cheryl Burgermeister	/s/ Daniel P. Connealy
Cheryl Burgermeister, Trustee	Daniel P. Connealy, Trustee

/s/ Katherine W. Krysty	/s/ Raymond P. Tennison, Jr.
Katherine W. Krysty, Trustee	Raymond P. Tennison, Jr., Trustee

/s/ Jack R. Thompson
Jack R. Thompson, Trustee

RUSSELL INVESTMENT COMPANY

FILE NO. 2-71299

FILE NO. 811-03153

EXHIBITS

Listed in Part C, Item 28

To Post-Effective Amendment No. 208

and Amendment No. 214

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940

EXHIBIT INDEX

Name of Exhibit	Exhibit Number
Form of Amendment No. 25 to the Second Amended and Restated Master Trust Agreement	(a) 1.26

Form of Amendment No. 26 to the Second Amended and Restated Master Trust Agreement	(a) 1.27

Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Advisory Agreement	(d) 1.5

Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Administrative Agreement	(d) 5.3

Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Distribution Agreement	(e) 1.3

Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Master Custodian Contract	(g) 1.14

Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Tax Exempt High Yield Bond Fund	(h) 1.22

Form of Letter Agreements regarding fee waivers for the Russell Tax Exempt High Yield Bond Fund	(h) 3.6

Shareholder Services Plan	(h) 4.1

Rule 12b-1 Distribution Plan	(m) 1.1

Multiple Class Plan Pursuant to Rule 18f-3	(n) 1.1